SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  April 18, 2011

PERMA-FIX ENVIRONMENTAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11596	58-1954497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8302 Dunwoody Place, Suite 250, Atlanta, Georgia	30350
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (770) 587-9898

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 1 – Registrant’s Business and Operations

Item 1.01 – Entry into a Material Definitive Agreement.

On April 18, 2011, we entered into a First Amendment to Loan and Securities Purchase Agreement and Amendments to certain outstanding warrants with Mr. William N. Lampson, and Anne Rettig, the duly appointed and acting Personal Representative of the Estate of Deihl Rettig, Deceased, as discussed under Item 2.03 below, which is incorporated herein by reference.

Section 2 – Financial Information

Item 2.03 – Creation of a Direct Financial Obligation or an Obligation Under an Off Balance Sheet Arrangement of a Registrant.

On April 18, 2011, the Company entered into a First Amendment to the Loan and Securities Purchase Agreement dated May 8, 2009 (“Original Agreement), with Mr. William Lampson and Anne Rettig, the Personal Representative of estate of Mr. Diehl Rettig, Deceased, whereby the remaining balance on the promissory note dated May 8, 2009 under the Original Agreement of approximately $990,000, which was due May 8, 2011, is to be repaid in twelve monthly principal payments of approximately $82,500 plus accrued interest, starting May 8, 2011, with no change in interest payable of LIBOR plus 4.5%, with LIBOR at least 1.5% under the Original Agreement. Under the Original Agreement, Mr. William Lampson and Mr. Diehl Rettig loaned the Company $3,000,000 which was used to pay off a certain promissory note at our East Tennessee Materials & Energy Corporation (“M&EC”) facility, with the remaining proceeds used for working capital purposes. As consideration of the amended loan, the Warrants (“Warrants”) issued under the Original Agreement to Mr. Lampson and to Mr. Rettig (who is now deceased and the Warrants are now held by the Personal Representative of his estate) to purchase up to 135,000 and 15,000 shares of the Company’s Common Stock, respectively, at an exercise of $1.50 per share which were to expire on May 8, 2011, were extended to May 8, 2012.  All of the other terms under the Original Agreement and the Warrants remained unchanged.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number                                Description

4.1
First Amendment to Loan and Securities Purchase Agreement, dated April 18, 2011 between William N. Lampson, Anne Rettig, the duly appointed and acting Personal Representative of the Estate of Diehl Rettig, Deceased, and Perma-Fix Environmental Services, Inc.

4.2
First Amendment to Promissory Note dated April 18, 2011 between William Lampson, Anne Rettig, the duly appointed and acting Personal Representative of the Estate of Diehl Rettig, Deceased, and Perma-Fix Environmental Services, Inc.

10.1	First Amendment to Common Stock Purchase Warrant, dated April 18, 2011, between Perma-Fix Environmental Services, Inc., and William N. Lampson.

10.2
First Amendment to Common Stock Purchase Warrant, dated April 18, 2011, between Perma-Fix Environmental Services, Inc., and Anne Rettig, the Personal Representative of the Estate of Diehl Rettig, Deceased

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 21, 2011

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

By:	/s/ Ben Naccarato
Ben Naccarato
Vice President and
Chief Financial Officer